UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 17, 1998


                                SYMMETRICOM, INC.
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             (Exact name of registrant as specified in its charter)


                                   California
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         (State or other jurisdiction of incorporation or organization)


        0-2287                                        95-1906306
 ----------------------               --------------------------------------
(Commission file number)                (I.R.S. Employer Identification No.)




 2300 Orchard Parkway, San Jose, California                  95131-1017
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  408-943-9403


                                 Not Applicable
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    (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On March 17, 1998, the Company issued a press release commenting on the financial outlook for its third quarter of fiscal 1998 ending March 31, 1998. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) and  (b)   -   None

    (c) Exhibits

        99.1          SymmetriCom, Inc.'s  Press Release dated March 17, 1998





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SYMMETRICOM, INC.
                                          (Registrant)

DATE:  March 20, 1998                     By:/s/ J. Scott Kamsler
                                          J. Scott Kamsler
                                          Senior Vice President, Finance
                                          and Chief Financial Officer
                                          (for Registrant and as Principal
                                          Financial and Accounting Officer)



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




                                  EXHIBIT INDEX


Exhibit
Number                Description

99.1                  SymmetriCom, Inc.'s  Press Release dated March 17, 1998


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